SUPPLEMENT dated August 14, 1998
                   To Prospectuses of all
           Municipal Investment Trust Fund Series

Sales Charge. The sales charge on Units of this Fund has been reduced. The following schedule shows the charge for most Series:

                           Maximum Sales Charge
                           --------------------

                                  As % of            As % of
                                 Net Amount          Public
Time to Maturity                  Invested        Offering Price
----------------                 ----------       --------------
15 Years or Longer                 2.987%              2.90%
8 Years to less than 15 Years      2.828               2.75
4 Years to less than 8 Years       2.564               2.50
1 Year to less than 4 Years        1.523               1.50
6 Months to less than 1 Year       0.503               0.50
Less than 6 Months                 0                   0

The maximum sales charge (up-front and deferred combined) for Units of the following Series is $30 per Unit until the final deferred sales charge installment is deducted. This sales charge may be more or less than 2.9% depending on the net asset value of the Units.

          Monthly Payment Series 600 through 613
          Multistate Series 300 through 325
          Intermediate Series 300 through 315
          Insured Series 300 through 312
          Alternative Minimum Tax Series 100
          Investment Grade Series 4 & 5

Units of these Series purchased after the deduction of the final deferred sales charge installment will be subject to the charge schedule above.

The maximum sales charge on all Series is reduced further if you invest at least $100,000, as follows:

                                      Percentage
                                      Of Maximum
     Amount Invested                 Sales Charge
     ---------------                 ------------
     Less than 100,000                  100%
     $100,000-$249,999                   90
     $250,000-$499,999                   85
     $500,000-$999,999                   75
     $1,000,000 or More                  65

Selling dealers receive 65% of the sales charge.

Revised Sponsors' Fees. The Sponsors receive annual fees to reimburse the Sponsors for their costs of providing portfolio supervision, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. The fees for these services have been combined and currently total $0.45 per $1,000 face amount a year. While these fees may exceed the costs and expenses for this Fund, the total of these fees from all Defined Asset Funds will not exceed the aggregate costs and expenses for all Funds for any calendar year.